                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  January 17, 1995



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                    1-6214                 No. 13-2553920
 (State or other jurisdiction     (Commission File            (IRS Employer
       of incorporation)               Number)             Identification No.)


             420 Montgomery Street, San Francisco, California 94163
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (415) 477-1000


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5:   Other Events
          ------------

          Attached hereto as Exhibit 99 are the Press Releases announcing:

          (1) Wells Fargo & Company's financial results for the quarter and year ended December 31, 1994. Final financial statements with additional analyses will be filed as part of the Company's Form 10-K in March 1995.

          (2)  An increase in Wells Fargo & Company's common stock dividend.

Item 7:   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

               27   Financial Data Schedule

               99   (1)  Copy of the Press Release announcing Wells Fargo &
                         Company's financial results for the quarter and year ended December 31, 1994.

                    (2) Copy of the Press Release announcing an increase in Wells Fargo & Company's common stock dividend.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 17, 1995.



                                   WELLS FARGO & COMPANY




                                   By:  FRANK A. MOESLEIN
                                        ------------------------
                                        Frank A. Moeslein
                                        Executive Vice President
                                          and Controller